                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 333-17217
                                                                       811-07953

EQ Advisors Trust(SM)

SUPPLEMENT DATED SEPTEMBER 1, 2001 TO THE
PROSPECTUS DATED MAY 1, 2001
--------------------------------------------------------------------------------

This Supplement updates certain information contained in the above-dated Prospectus, which accompanies this Supplement. Unless indicated otherwise, this Supplement does not supercede the Prospectus dated May 1, 2001 or any prior supplements. This Supplement describes two (2) Portfolios offered by EQ Advisors Trust and the Class IB shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Supplement and the accompanying Prospectus contain information you should know before investing. Please read these documents carefully before investing and keep them for future reference.

                               DOMESTIC PORTFOLIOS
                               -------------------
                    EQ/Calvert Socially Responsible Portfolio
                           EQ/Marsico Focus Portfolio

--------------------------------------------------------------------------------
YOU SHOULD BE AWARE THAT THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED OF THE INVESTMENT MERIT OF THESE PORTFOLIOS OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

Supplement - Class B/Version 2

                                                               EQ Advisors Trust

Overview
--------------------------------------------------------------------------------

EQ ADVISORS TRUST

This Supplement tells you about two (2) of the Portfolios of EQ Advisors Trust ("Trust") and the Class IB shares offered by the Trust on behalf of each Portfolio. The Trust is an open-end management investment company. Each Portfolio is a separate series of the Trust with its own investment objective, investment strategies and risks, which are described in this Supplement. The EQ/Marsico Focus Portfolio is non-diversified for purposes of the Investment Company Act of 1940, as amended ("1940 Act"). The EQ/Calvert Socially Responsible Portfolio is diversified for purposes of the 1940 Act.

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contract" or collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and Equitable of Colorado, Inc. ("EOC") as well as insurance companies that are not affiliated with Equitable or EOC ("non-affiliated insurance companies") and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). The Supplement is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts.

Equitable serves as the Manager of the Trust. In such capacity, Equitable has overall responsibility for the general management and administration of the Trust.

The EQ/Marsico Focus Portfolio has one investment adviser ("Adviser"), Marsico Capital Management, LLC ("Marsico"). The EQ/Calvert Socially Responsible Portfolio has two Advisers, Calvert Asset Management Company, Inc. ("Calvert") and Brown Capital Management, Inc. ("Brown"). Information about the Advisers for each Portfolio is contained in the description in the section entitled "About the Investment Portfolio." The Manager has the ultimate responsibility to oversee each of the Advisers of the Trust's Portfolios and to recommend their hiring, termination and replacement. Subject to approval by the Board of Trustees, the Manager has been granted relief by the Securities and Exchange Commission ("SEC") ("Multi-Manager Order") that enables the Manager without obtaining shareholder approval to: (i) select new or additional Advisers for each of the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and
(iii) terminate and replace Advisers.

2 Overview                                                   EQ Advisors Trust

Table of contents
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--------------------------------------------------------------------------------
 1.  Summary Information Concerning EQ Advisors Trust                          4
--------------------------------------------------------------------------------
 2.  About the Investment Portfolios                                           5
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     DOMESTIC PORTFOLIOS                                                       6
      EQ/Calvert Socially Responsible Portfolio                                6
      EQ/Marsico Focus Portfolio                                               8
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 3.  More Information on Principal Risks                                       9
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 4.  Management of the Trust                                                  11
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 5.  Fund Distribution Arrangements                                           14
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 6.  Purchase and Redemption                                                  14
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 7.  How Assets are Valued                                                    14
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 8.  Tax Information                                                          14
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 9.  Financial Highlights                                                     15
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 10. Prior Performance of the Adviser                                         16
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EQ Advisors Trust                                           Table of contents  3

1. Summary information concerning EQ Advisors Trust
--------------------------------------------------------------------------------

The following chart highlights the Portfolios described in this Supplement that you can choose as investment alternatives under your Contracts offered by Equitable, EOC and non-affiliated insurance companies. The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks," which more fully describes each of the principal risks, is provided beginning on page 9.


EQ ADVISORS TRUST DOMESTIC PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIOS              INVESTMENT OBJECTIVE(S)    PRINCIPAL INVESTMENT STRATEGIES       PRINCIPAL RISKS
-------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY     Seeks long-term capital    Common stocks of medium to large      General investment, growth
RESPONSIBLE PORTFOLIO   appreciation               U.S. companies that meet both         investing, and mid-cap company
                                                   investment and social criteria        risks
-------------------------------------------------------------------------------------------------------------------------------
EQ/MARSICO FOCUS        Seeks to achieve           Common stocks of large companies,     General investment, focused
PORTFOLIO               long-term growth of        normally a core position of 20-30     portfolio, foreign securities, growth,
                        capital                    common stocks that are selected for   and non-diversification risks
                                                   their long-term growth potential
-------------------------------------------------------------------------------------------------------------------------------

4 Summary information concerning              EQ Advisors TrustEQ Advisors Trust

2.  About the investment portfolios
--------------------------------------------------------------------------------

This section of the Supplement provides a more complete description of the principal investment objective, strategies, and risks of each Portfolio. Of course, there can be no assurance that either Portfolio will achieve its investment objective.

Please note that:

o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of the Portfolios in this section of the Supplement.
o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.

GENERAL INVESTMENT RISKS

The Portfolios are subject to the following risks:

ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

MARKET RISK: You could lose money over short periods due to fluctuation in a Portfolio's share price in reaction to stock or bond market movements, and over longer periods during extended market downturns.

SECURITY SELECTION RISK: The specific securities selected by a Portfolio's Adviser may underperform securities held by other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.

The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

THE BENCHMARKS

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which a Portfolio is likely to select its holdings.

THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(TM) INDEX ("Russell 3000 Index") is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is compiled by the Frank Russell Company.

EQ Advisors Trust                            About the investment portfolios 5

DOMESTIC PORTFOLIOS

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation

THE INVESTMENT STRATEGY

The portfolio invests primarily in common stocks of medium to large U.S. companies that meet both investment and social criteria. The practical application of this strategy involves Calvert and Brown Capital using a rigorous and tandem two-step investment process for evaluating potential investments. Once identified as an attractive financial opportunity, a critical second evaluation of the company's performance on a variety of social issues is accomplished. The financial analysis is done by Brown Capital's Mid/large Investment team. Calvert's in-house Social Research Department conducts the analysis of each company's societal impact.

The Portfolio invests in companies that are committed to meeting the challenges of the future with an expanded view of corporate responsibility. More than a matter of "doing the right thing", it also makes good business sense.

--------------------------------------------------------------------------------
   For purposes of this Portfolio, companies having market capitalizations greater than $1 billion are considered medium to large companies.
--------------------------------------------------------------------------------

INVESTMENT CRITERIA: Brown Capital's investment process balances the growth potential of investments with the price or value of the investment in order to identify stocks that offer above average growth potential at reasonable prices. Brown Capital evaluates each stock in terms of its growth potential, the return on risk-free investments, and the specific risk features of the company to determine the reasonable price for the stock.

The Portfolio may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be readily sold because there is no active market for them.

The Portfolio may invest in derivative instruments, such as foreign currency contracts (up to 5% of its total assets), options on securities and indices (up to 5% of its total assets), and futures contracts (up to 5% of its net assets).

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

SOCIAL CRITERIA: Calvert analyzes investments from a social perspective. Calvert's in-house Social Research Department, which includes specialists in the environment, labor, human rights, community relations, and defense, conducts the social analysis.

The purpose of the research is to complement the financial analysis on a company with a full picture of what a company does, what it stands for, and what operations and procedures are, as well as what it plans to do in the future and where it is heading.

The Portfolio seeks to invest in companies that:

o deliver safe products and services in ways that sustain our natural environment. For example, the Portfolio looks for companies that produce energy from renewable resources, while avoiding consistent polluters;
o manage with participation throughout the organization in defining and achieving objectives. For example, the Portfolio looks for companies that offer employee stock ownership or profit-sharing plans;
o negotiate fairly with their workers, provide an environment supportive of their wellness, do not discriminate on the basis of race, gender, religion, age, disability, ethnic origin, or sexual orientation, do not consistently violate regulations of the U.S. Equal Employment Opportunity Commission, and provide opportunities for women, disadvantaged minorities, and others for whom equal opportunities have often been denied. For example, the Portfolio considers both unionized and non-union firms with good labor relations; and
o foster awareness of a commitment to human goals, such as creativity, productivity, self-respect and responsibility, within the organization and the world, and continually recreates a context within which these goals can be realized. For example, the Portfolio looks for companies with an above average commitment to community affairs and charitable giving.

The Portfolio will not invest in companies that Calvert determines to be significantly engaged in:

o   production of or the manufacture of equipment to produce nuclear energy;
o   business activities in support of repressive regimes;
o   manufacture of weapon systems;
o   manufacture of alcoholic beverages or tobacco products;
o   operation of gambling casinos; or
o a pattern and practice of violating the rights of indigenous people. We urge companies to end negative stereotypes of Native Americans and other indigenous peoples. For example, the Portfolio objects to the unauthorized use of names and images that portray Native Americans in a negative light, and supports the promotion of positive portrayals of all individuals and ethnic groups.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 9.
    o   Growth Investing Risk
    o   Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 2000, the Portfolio's first full year of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table shows the Portfolio's average annual total re-

6 About the investment portfolios                            EQ Advisors Trust
turns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for this Portfolio is September 1, 1999.

                        CALENDAR YEAR ANNUAL TOTAL RETURN

                                      2000
                                      ----
                                     -2.87%

 Best quarter:                      Worst quarter:
 4.02% (2000 3rd Quarter)           (9.12)% (2000 4th Quarter)



                      AVERAGE ANNUAL TOTAL RETURNS
                                                                  SINCE
                                                  ONE YEAR      INCEPTION
 EQ/Calvert Socially Responsible Portfolio          (2.87)%        3.71%
 S&P 500 Index*                                     (9.10)%        1.55%
 Russell 3000 Index*,**                             (7.46)%        3.58%

 *  For more information on this index, see the preceding section "The
    Benchmarks."
** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

WHO MANAGES THE PORTFOLIO

CALVERT ASSET MANAGEMENT COMPANY, INC. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group Ltd., which is a subsidiary of Ameritas Acacia Mutual Holding Company. Calvert has been the Adviser to the Portfolio since it commenced operations. It has been managing mutual funds since 1976. Calvert is the investment adviser for over 28 mutual fund portfolios, including the first and largest family of socially screened funds. Calvert provides the social investment research and screening of the Portfolio's investments. As of December 31, 2000, Calvert had $6.67 billion in assets under management.

BROWN CAPITAL MANAGEMENT, INC. ("Brown Capital"), 1201 North Calvert Street, Baltimore, Maryland 21201. Brown Capital initially identifies potential investments for the Portfolio, which are then promptly screened by Calvert using the Portfolio's social criteria.

     EDDIE C. BROWN, founder and President of Brown Capital, heads the management team for the Portfolio. He has over 24 years of investment management experience, and has held positions with T. Rowe Price Associates, Inc. and Irwing Management Company. Mr. Brown is a frequent panelist on "Wall Street Week with Louis Rukeyser" and is a member of the Wall Street Week Hall of Fame.

EQ Advisors Trust                            About the investment portfolios 7

EQ/MARSICO FOCUS PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio is a "non-diversified" Portfolio that invests primarily in the common stocks of large companies, normally a core position of 20-30 common stocks that are selected for their long-term growth potential.

--------------------------------------------------------------------------------
   For purposes of this Portfolio, companies having a market capitalization of $5 billion or more generally are considered large companies.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   A Portfolio may be considered to be "non-diversified" for federal securities law purposes because it invests in a limited number of securities. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.
--------------------------------------------------------------------------------

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers, which may be publicly traded in the United States or on a foreign exchange, and may be denominated in a foreign currency.

In selecting investments for the Portfolio, the Adviser uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, the Adviser examines such factors as the most attractive investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, the Adviser identifies sectors, industries and companies that should benefit from the overall trends the Adviser has observed.

The Adviser then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment by the Portfolio, the Adviser focuses on a number of different attributes, including the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity and the ability to generate free cash flow); strong management; and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

The Portfolio's core investments generally are well-known growth companies. However, the Portfolio's investments also typically include more aggressive growth companies and companies undergoing significant changes, for example, the introduction of a new product line, the appointment of a new management team or an acquisition. As a result, the Portfolio may invest in certain companies for relatively short-term periods. Such short-term activity may cause the Portfolio to incur higher brokerage costs, which may adversely affect the Portfolio's performance.

The Portfolio does not engage in market timing. When market or financial conditions warrant or in the event of exceptional redemption requests, however, the Portfolio may hold cash or cash-equivalents and invest without limit in money market securities, U.S. government obligations and short-term debt securities. Under these circumstances, the Portfolio may not participate in stock market advances or declines to the same extent that it would if it remained more fully invested in common stocks. The Portfolio may also purchase high-grade commercial paper, certificates of deposit and may enter into repurchase agreements. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 9.

o Focused Portfolio Risk
o Foreign Securities Risk
o Growth Investing Risk
o Non-Diversification Risk

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is September 1, 2001. Therefore, no prior performance information is available.

WHO MANAGES THE PORTFOLIO

MARSICO CAPITAL MANAGEMENT, LLC ("Marsico"), 1300 17th Street, Suite 1200, Denver, Colorado 80202. Marsico is a registered investment adviser and a wholly owned subsidiary of Bank of America Corporation. Marsico was formed in 1997 and provides investment advisory services to mutual funds and partnerships, as well as separately managed accounts for individuals, corporations, charities and retirement plans.

     THOMAS F. MARSICO, Chief Executive Officer of Marsico, is primarily responsible for the day-to-day management of the Portfolio. Mr. Marsico has 20 years of experience as a securities analyst and portfolio manager. Prior to forming Marsico in 1997, Mr. Marsico was an Executive Vice President of the Janus Investment Fund from 1990-1997 and served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He also served in the same capacity for the Janus Growth & Income Fund from May 31, 1991 (inception date) through August 11, 1997.

8 About the investment portfolios                            EQ Advisors Trust

3.  More information on principal risks
--------------------------------------------------------------------------------

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective, principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

There is no guarantee that a Portfolio will achieve its investment objective or that it will not lose principal value.

GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

MARKET RISK: Each Portfolio's share price moves up and down over the short term in reaction to stock or bond market movements. This means that you could lose money over short periods, and perhaps over longer periods during extended market downturns.

SECURITY SELECTION RISK: The Adviser(s) for each Portfolio chooses securities for the Portfolio based on the Adviser's analysis of economic trends and selected companies and a Portfolio's particular investment objective and investment strategies. The specific securities held by a Portfolio may underperform securities held by other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," the Portfolios may also be subject to the following risks:

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   CURRENCY RISK: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

   GEOGRAPHIC RISK: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

   POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

   REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

   TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

FOCUSED PORTFOLIO RISK: The EQ/Marsico Focus Portfolio invests in the securities of a limited number of companies. Consequently, the Portfolio may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio's net asset value.

GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisers, regardless of movements in the securities market.

NON-DIVERSIFICATION RISK: The EQ/Marsico Focus Portfolio is classified as a "non-diversified" investment company, which means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since a relatively high percentage of the non-diversified Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of the

EQ Advisors Trust                       More information on principal risks  9

Portfolio's investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. However, to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and receive pass through tax treatment, the Portfolio at the close of each fiscal quarter, may not have more than 25% of its total assets invested in the securities of any one issuer (excluding U.S. Government obligations) and with respect to 50% of its assets (i) may not have more than 5% of its total assets invested in the securities of any one issuer and (ii) may not own more than 10% of the outstanding voting securities of any one issuer. The Portfolio intends to qualify as a RIC.

PORTFOLIO TURNOVER RISK: Consistent with their investment policies, the Portfolios also will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs that could be passed through to shareholders.

SMALL-CAP OR MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

10 More information on principal risks                       EQ Advisors Trust

4. Management of the Trust
--------------------------------------------------------------------------------

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."

THE TRUST

The Trust is organized as a Delaware business trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust issues shares of beneficial interest that are currently divided among 40 Portfolios, each of which has authorized Class IB shares. Each Portfolio has its own objective, investment strategies and risks, which have been previously described in this Supplement.

THE MANAGER

The Equitable Life Assurance Society of the United States ("Equitable"), 1290 Avenue of the Americas, New York, New York 10104, serves as the Manager of the Trust. Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Financial, Inc., which is a wholly owned subsidiary of AXA, a French insurance holding company.

Subject to the supervision and direction of the Board of Trustees, the Manager has overall responsibility for the general management of the Trust. In the exercise of that responsibility, and under the Multi-Manager Order, the Manager, without obtaining shareholder approval but subject to the review and approval by the Board of Trustees, may: (i) select the Advisers for the Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace Advisers. The Manager also monitors each Adviser's investment program and results, reviews brokerage matters, and carries out the directives of the Board of Trustees. The Manager also supervises the provision of services by third parties such as the Trust's custodian.

The contractual management fee rates payable by the Trust are at the following annual percentages of the value of each Portfolio's average daily net assets:

CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


-------------------------------------------------------------------------------------------------------------------
                                                        FIRST        NEXT         NEXT         NEXT
 EQUITY PORTFOLIO                                   $1 BILLION   $1 BILLION   $3 BILLION   $5 BILLION    THEREAFTER
-------------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible Growth Portfolio       0.650%       0.600%       0.575%       0.550%       0.525%
-------------------------------------------------------------------------------------------------------------------
EQ/Marsico Focus Portfolio                             0.900%       0.850%       0.825%       0.800%       0.775%
-------------------------------------------------------------------------------------------------------------------

EQ Advisors Trust                                  Management of the Trust  11

The table below shows the annual rate of the management fees (as a percentage of the Portfolio's average daily net assets) that the Manager received in 2000 for managing the EQ/Calvert Socially Responsible Portfolio and the rate of the management fee waived by the Manager in 2000 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.

MANAGEMENT FEES PAID BY THE PORTFOLIOS IN 2000

--------------------------------------------------------------
                                        ANNUAL        RATES OF
                                         RATE           FEES
 PORTFOLIO                             RECEIVED        WAIVED
--------------------------------------------------------------
 EQ/Calvert Socially Responsible        0.65%          1.32%
   Portfolio
--------------------------------------------------------------

EXPENSE LIMITATION AGREEMENT

In the interest of limiting the expenses of each Portfolio until May 1, 2002, the Manager has entered into an amended and restated expense limitation agreement with the Trust with respect to each Portfolio ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940
Act), are limited to the following expense ratio:

EXPENSE LIMITATION PROVISIONS

------------------------------------------------------------------
                                              TOTAL EXPENSES LIM-
                                              ITED TO (% OF DAILY
 PORTFOLIO                                        NET ASSETS)
------------------------------------------------------------------
 EQ/Calvert Socially Responsible Growth               0.80%
   Portfolio
------------------------------------------------------------------
 EQ/Marsico Focus Portfolio                           0.90%
------------------------------------------------------------------

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided each Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio in accordance with the Expense Limitation Agreement during any of the previous three (3) fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and
(b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Each Portfolio has one or more Advisers that furnish an investment program for the Portfolio pursuant to an investment advisory agreement with the Manager. The Adviser makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by the Adviser or the Manager and may perform certain limited related administrative functions in connection therewith.

The Manager has received an exemptive order, the Multi-Manager Order, from the SEC that permits the Manager, subject to board approval and without obtaining the approval of the Portfolio's shareholders to: (a) employ a new Adviser or additional Advisers for any Portfolio; (b) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and
(c) terminate and replace the Advisers. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in an information statement under Schedule 14C of the Securities Exchange Act of 1934, as amended ("1934 Act"). However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act ("Affiliated Adviser")), unless the investment advisory agreement with the Affiliated Adviser, including compensation, is approved by the affected Portfolio's shareholders.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid on its behalf to the Adviser.

THE ADMINISTRATOR

Pursuant to an agreement, Equitable serves as the Administrator to the Trust. As Administrator, Equitable provides the Trust with necessary administrative, fund accounting and compliance services, and makes available the office space, equipment, personnel and facilities required to provide such services to the Trust.

Equitable may carry out its responsibilities either directly or through sub-contracting with third party service providers. For these services, the Trust pays Equitable $30,000 for each Portfolio, and each allocated portion of a multi-advised Portfolio, and a monthly fee at the annual rate of 0.04 of 1% of the first $3 billion of total Trust assets, 0.03 of 1% of the next $3 billion of the total Trust assets; 0.025 of 1% of the next $4 billion of the total Trust assets; and 0.0225 of 1% of the total Trust assets in excess of $10 billion.

12 Management of the Trust                                   EQ Advisors Trust

THE TRANSFER AGENT

Equitable serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.

BROKERAGE PRACTICES

In selecting brokers and dealers in accordance with Section 28(e) of the 1934 Act, the Manager and the Adviser may consider research and brokerage services received by the Manager, the Adviser, the Trust or any Portfolio. Subject to seeking the most favorable net price and execution available, the Manager and the Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers. Finally, at the discretion of the Board, the Trust may direct the Manager to cause the Adviser to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment or (ii) allocate brokerage to broker dealers in recognition of their past sales of shares of the Trust or of variable insurance products that use Portfolios of the Trust as investment vehicles.

BROKERAGE TRANSACTIONS WITH AFFILIATES

To the extent permitted by law, the Trust may engage in securities and other transactions with entities that may be affiliated with the Manager or the Adviser. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or the Adviser unless pursuant to an exemptive order from the SEC. For these purposes, however, the Trust has considered this issue and believes, based upon advice of counsel, that a broker-dealer affiliate of an Adviser to one Portfolio should not be treated as an affiliate of an Adviser to another Portfolio for which such Adviser does not provide investment advice in whole or in part. The Trust has adopted procedures that are reasonably designed to provide that any commission it pays to affiliates of the Manager or Adviser does not exceed the usual and customary broker's commission. The Trust has also adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Adviser is an underwriter.

EQ Advisors Trust                                  Management of the Trust  13

5. Fund distribution arrangements
--------------------------------------------------------------------------------

For information on the Trust's distribution arrangements, please see "Fund distribution arrangements" in the Prospectus.

6. Purchase and redemption
--------------------------------------------------------------------------------

For information on purchases and redemptions, please see "Purchase and Redemption" in the Prospectus.

7. How assets are valued
--------------------------------------------------------------------------------

For information on how assets are valued, please see "How assets are valued" in the Prospectus.

8. Tax information
--------------------------------------------------------------------------------

For information on taxes, please see "Tax information" in the Prospectus.

14                                                           EQ Advisors Trust

9. Financial Highlights
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance for the Trust's Class IB shares for the period of the Portfolio's operations. The information below for the Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 2000 appears in the Trust's Annual Report. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

(FKA CALVERT SOCIALLY RESPONSIBLE PORTFOLIO):

                                                                                             CLASS IB
                                                                             -----------------------------------------
                                                                                                    SEPTEMBER 1, 1999*
                                                                                  YEAR ENDED                TO
                                                                              DECEMBER 31, 2000     DECEMBER 31, 1999
                                                                             -------------------   -------------------
Net asset value, beginning of period .....................................        $10.76                    $10.00
                                                                                  ------                    ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........................................         (0.01)                    (0.01)
  Net realized and unrealized gain (loss) on investments .................         (0.34)                     0.83
                                                                                  ------                    ------
  Total from investment operations .......................................         (0.35)                     0.82
                                                                                  ------                    ------
  LESS DISTRIBUTIONS:
  Distributions from realized gains ......................................         (0.77)                    (0.06)
                                                                                  ------                    ------
Net asset value, end of period ...........................................        $ 9.64                    $10.76
                                                                                  ======                    ======
Total return .............................................................         (2.87)%                    8.09%(b)
                                                                                  ======                    ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................        $3,922                    $2,622
Ratio of expenses to average net assets after waivers ....................          1.05%                     1.05%(a)
Ratio of expenses to average net assets before waivers ...................          2.37%                     5.38%(a)
Ratio of net investment income to average net assets after waivers .......         (0.11)%                   (0.19)%(a)
Ratio of net investment income to average net assets before waivers ......         (1.43)%                   (4.52)%(a)
Portfolio turnover rate ..................................................            81%                       45%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income .............................        $ 0.10                    $    -

---------
*     Commencement of Operations.
(a)   Annualized.
(b)   Total return is not annualized.

EQ Advisors Trust                                     Financial Highlights  15

10. Prior performance of the adviser
--------------------------------------------------------------------------------

The following table provides information concerning the historical performance of the only registered investment company that is managed and administered by the Adviser to the EQ/Marsico Focus Portfolio, and has an investment objective, policies, strategies and risks substantially similar to those of the Portfolio. The Adviser also serves as the sub-adviser to several other registered investment companies that have an investment objective, policies, strategies and risks substantially similar to those of the Portfolio. The performance of those other registered investment companies is not shown below because none has a longer performance history than the fund shown in the table below and their performance was substantially similar for the corresponding periods of time.

The data in the table below is provided to illustrate the past performance of the Adviser in managing substantially similar investment vehicles as measured against a specified market index. This data does not represent either the past performance of the Portfolio or the future performance of the Portfolio or its Adviser. Past performance is not necessarily an indication of future results. Consequently, potential investors should not consider this performance data as an indication of the future performance of the Portfolio of the Trust or of its Adviser.

The Adviser's performance data shown below for the other registered investment company was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses. Average annual total return, however, does not reflect the volatility that may occur within a given period. The share prices and investment returns will fluctuate, reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.

The performance results for the registered investment company below are generally subject to somewhat lower fees and expenses than expected for the Portfolio. In addition, holders of Contracts representing interests in the Portfolio below will be subject to charges and expenses relating to such Contracts. The performance results presented below do not reflect any insurance-related expenses and would be reduced if such charges were reflected.

In addition, the structure of the Trust permits Equitable, as the Trust's manager, to retain and replace Advisers (subject to Board approval) without a shareholder vote. This arrangement gives Equitable more flexibility in responding to changing performance and other factors that Equitable determines may affect an Adviser's ability to advise the Portfolio. It can also result in more frequent changes in Advisers than is experienced by funds whose shareholders must approve a sub-adviser change. More frequent changes in Advisers may increase portfolio turnover and expenses.

For more information on the specified market index used below, see the section "The Benchmarks."

ANNUAL RATES OF RETURN OF ANOTHER FUND MANAGED BY THE ADVISER AS OF JUNE 30,
2001

--------------------------------------------------------------------------------
                                              1             Since Inception
 EQ/MARSICO FOCUS PORTFOLIO                  Year             (12/31/97)
--------------------------------------------------------------------------------
Fund - Marsico Focus Fund1                   -23.79%             15.31%
--------------------------------------------------------------------------------
S&P 500 Index (Portfolio Benchmark)2         -14.83%              8.26%
--------------------------------------------------------------------------------

1 The annual fees and expenses of the Marsico Focus Fund for its last fiscal year were less than the expected expenses of the EQ/Marsico Focus Portfolio. Consequently, if the EQ/Marsico Focus Portfolio's expected annual fees and expenses were used in the calculation of the performance of the Marsico Focus Fund, that performance would be reduced.

2 The S&P 500 Index is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 Index returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

16 Prior performance of the adviser                          EQ Advisors Trust